OICCo Acquisition IV, Inc. 10-Q

Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. 1350 AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of OICco Acquisition IV, Inc. (the “Company”), on Form 10-Q for the quarter ended March 31, 2014 as filed with the U.S. Securities and Exchange Commission on the date hereof (“Report”), I, Miguel Dotres, Chief Executive and Financial Officer of the Company, certify, pursuant to §906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. §1350), that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the U.S. Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Very truly yours,

/s/ Miguel Dotres
Miguel Dotres
Chief Executive Officer
(Principal Executive Officer)

May 20, 2014

/s/ Miguel Dotres
Miguel Dotres
Chief Executive Officer
(Principal Financial and Accounting Officer)

May 20, 2014